ANNUAL
REPORT


AUGUST 31, 1998


TEMPLETON GLOBAL
INCOME FUND, INC.

[LOGO] FRANKLIN TEMPLETON(R)

PAGE
[Franklin Templeton 50 year logo]


[PHOTO OF NEIL S. DEVLIN]

NEIL S. DEVLIN
Portfolio Manager
Templeton Global Income Fund, Inc.


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.

PAGE
SHAREHOLDER LETTER


Your Fund's Objective: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of debt securities of U.S. and foreign issuers.


Dear Shareholder:

This annual report of Templeton Global Income Fund covers the fiscal year ended August 31, 1998. For global bond investors, the period was marked by three trends: one, the continued decline in prices of raw materials and commodities, which contributed to a favorable global inflation environment; two, the emergence of periodic but persistent crises in developing countries; and three, increasing bond prices in the world's major developed markets.

During the period, much of the world experienced relatively healthy economic growth. In the U.S., for example, expansion continued for the sixth consecutive year, and unemployment fell to levels not seen since the early 1970s. European economies began to emerge from a sluggish growth environment. Those of Finland, Spain and the Netherlands grew quite rapidly during the fiscal year, as the delayed impact of low long-term interest


CONTENTS

Shareholder Letter...................   1

Performance Summary..................   7

Financial Highlights &
Statement of Investments.............   9

Financial Statements.................  14

Notes to Financial
Statements...........................  17

Independent Auditor's Report.........  21

Tax Designation......................  24


FUND CATEGORY

[PYRAMID GRAPHIC]


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98

Europe                        42.1%
Latin America                 18.1%
United States                 20.0%
Canada                         8.5%
Australia &
New Zealand                    5.5%
Asia                           2.2%
Short-Term Investments &
Other Net Assets               3.6%

rates began to stimulate economic activity. By the end of the reporting period, accelerating growth had spread to Germany, France, and Italy. Many continental European markets also benefited from a convergence in interest rates in countries seeking membership in the European Economic Union.

Inflation in Europe and the U.S. was tame during the period, which surprised many economists because growth in the two regions was relatively rapid. This benign inflation environment was largely responsible for the decline in global interest rates and corresponding rise in bond prices. For example, 10-year U.S. Treasury bond yields declined from 6.30% to 5.05% during the reporting period, while yields on similar government bonds in Germany declined from 5.69% to 4.22%.(1)

Japan, where banks were hamstrung by an enormous load of bad debt, presented a different picture. Japanese government policy makers struggled throughout the reporting period to restructure their economy, but they failed and Japan remained in a recession. Its poor demand for products from other Asian markets and the yen's persistent weakness put enormous pressure on the economies of developing Asian countries.

Toward the end of the reporting period, Russia also came under tremendous pressure because of its precarious debt financing. In order to establish at least a semblance of stability, it devalued the ruble and declared a moratorium on debt service. These conditions influenced debt instruments of other emerging markets, including those of Latin America. These crises also affected developed economies that were highly dependent on commodity exports or


1. Source: Bloomberg.


2

PAGE
trade with emerging economies. Canada, Australia and New Zealand were influenced in this manner and, by the end of the period, experienced rising interest rates and moderate declines in their currencies relative to the U.S. dollar.

Responding to these conditions, global bond investors progressively reduced their holdings of emerging market debt securities and looked for a "safe haven" in higher quality, developed market government bonds. Within this environment, Templeton Global Income Fund produced a one-year cumulative total return of -7.69% in market-price terms and a -0.46% one-year cumulative total return in net asset value terms for the fiscal year ended August 31, 1998, as discussed in the Performance Summary on page 7.

During the period, we attempted to maximize the Fund's return by allocating about 80% of total net assets to intermediate- and long-term bonds in developed markets, and less than 20% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our view, this combination appeared to offer the possibility of higher long-term returns with modestly higher short-term volatility. However, our allocation to emerging market bonds did hamper the Fund's performance modestly as these bonds generally underperformed higher-quality bonds from developed markets.

The Fund's geographic distribution was relatively stable throughout the reporting period. Our allocations to North American and European regions were 28.5% and 42.1%, respectively, on August 31, 1998. Within Europe, the Fund's allocation in Italy was reduced by almost 2% to 7.8% of total net assets and in the United Kingdom was increased by over 3% to 9.5%. We also initiated a position of 1.7% of total net assets in New Zealand.


                                                                               3

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PORTFOLIO BREAKDOWN
Based on Total Net Assets
8/31/98

Government Bonds            92.5%

Corporate Bonds              3.9%

Short-Term Investments &
Other Net Assets             3.6%


Near the end of the reporting period, we increased our use of foreign currency hedging because we believed that the U.S. dollar would rise in value against other currencies as investors sought a "safe haven" during Russia's and Japan's economic crises. Our hedging activities were undertaken in an effort to minimize the loss of value arising from changes in currency exchange rates for the Fund's European currency-denominated bonds. At the end of the period, the Fund's net U.S. dollar exposure was 83.7%, up from 60% at the end of the previous fiscal year. The net exposure to European currencies stood at only 8.1% on August 31, 1998, down from 37% on August 31, 1997.

From our vantage point, the crisis in the emerging markets is not over. We believe that there is likely to be continued volatility in both emerging and developed markets until the impact of the crisis is better understood. But increased volatility in lower-rated bond issues may present an opportunity for investors with medium- to long-term investment horizons and the willingness to tolerate moderately higher risk. In our opinion, another critical issue for global interest rates will be the balance between global growth and inflation. We believe global economic growth is likely to decline modestly and global inflation may be quite tame in the near future. In our opinion, this would be an excellent environment for high quality bonds and contributes to our positive long-term outlook for the Fund.

Please remember this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.


4

PAGE
As always, we remind you that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We thank you for your participation in Templeton Global Income Fund and welcome any comments or suggestions you may have.


Sincerely,


/s/ Neil S. Devlin

Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Income Fund, Inc.


                                                                               5

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IMPORTANT NOTICE TO SHAREHOLDERS

INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Trust holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Trust. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Trust holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Trust will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

YEAR 2000. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer system used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliate service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Trust's shares of beneficial interest (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.


6

PAGE
PERFORMANCE SUMMARY


In market-price terms, Templeton Global Income Fund produced a -7.69% cumulative total return for the one-year period ended August 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a -0.46% cumulative total return for the same period. Both total return figures assume reinvestment of distributions in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $1.1250 per share, from $7.5625 on August 31, 1997, to $6.4375 on August 31, 1998, while the net asset value decreased 68 cents ($0.68), from $8.35 to $7.67.

Templeton Global Income Fund shareholders received per-share distributions of
60.0 cents ($0.6000) in income dividends during the period. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.


                                                                               7

PAGE
TEMPLETON GLOBAL INCOME FUND
Periods ended 8/31/98

                                                                         SINCE
                                                                       INCEPTION
                                        1-YEAR    5-YEAR    10-YEAR    (3/17/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in net asset value     -0.46%    36.07%    117.50%     115.40%
 Based on change in market price        -7.69%    22.49%     70.90%      70.82%
Average Annual Total Return(2)
 Based on change in net asset value     -0.46%     6.35%      8.08%       7.61%
 Based on change in market price        -7.69%     4.14%      5.50%       5.25%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions at either net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


8

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TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                               YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------------------
                                                              1998         1997          1996         1995       1994+
                                                            ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year......................       $8.35         $8.34         $8.00       $7.89       $8.57
                                                            ------------------------------------------------------------
Income from investment operations:
 Net investment income..................................         .60           .60           .63         .64         .67
 Net realized and unrealized gains (losses).............        (.68)          .01           .31         .11        (.75)
                                                            ------------------------------------------------------------
Total from investment operations........................        (.08)          .61           .94         .75        (.08)
                                                            ------------------------------------------------------------
Less distributions from:
 Net investment income..................................        (.60)         (.60)         (.41)       (.64)       (.06)
 Net realized gains.....................................          --            --            --          --        (.12)
 Tax return of capital..................................          --            --          (.19)         --        (.42)
                                                            ------------------------------------------------------------
Total distributions.....................................        (.60)         (.60)         (.60)       (.64)       (.60)
                                                            ------------------------------------------------------------
Net asset value, end of year............................       $7.67         $8.35         $8.34       $8.00       $7.89
                                                            ------------------------------------------------------------
                                                            ------------------------------------------------------------
Total Return
 Based on market value per share........................     (7.69)%        17.12%        12.75%       8.80%     (7.64)%
 Based on net asset value per share.....................      (.46)%         8.53%        13.34%      11.30%      (.15)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................    $891,785    $1,002,756    $1,004,606    $964,013    $949,850
Ratios to average net assets:
 Expenses...............................................        .74%          .75%          .72%        .78%        .79%
 Net investment income..................................       7.26%         7.05%         7.67%       8.19%       8.17%
Portfolio turnover rate.................................      74.55%       191.83%       112.59%     104.37%     138.34%

+Based on weighted average shares outstanding.
                       See Notes to Financial Statements.
                                                                               9

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TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 96.4%
ARGENTINA 5.6%
Republic of Argentina:
  10.95%, 11/01/99..........................................    $     7,030,000     $  6,616,988
  8.75%, 5/09/02............................................          5,050,000        3,565,931
  8.375%, 12/20/03..........................................         10,510,000        7,777,400
  11.00%, 10/09/06..........................................         11,680,000        8,541,000
  11.375%, 1/30/17..........................................          3,035,000        2,215,550
  9.75%, 9/19/27............................................          9,575,000        6,235,719
Telecom Argentina Stet-France SA (Teco), 144A, 8.375%,
  10/18/00..................................................          8,000,000        7,560,000
Telefonica de Argentina SA (Tear), 144A, 8.375%, 10/01/00...          7,500,000        6,975,000
                                                                                    ------------
                                                                                      49,487,588
                                                                                    ------------
AUSTRALIA 3.8%
Government of Australia, 7.50%, 7/15/05.....................         53,435,000AUD    33,383,994
                                                                                    ------------
BRAZIL 3.9%
Cia Suzano de Papel E Celulose Suz, 144A, 10.25%,
  10/06/01..................................................          5,750,000        5,376,250
Government of Brazil:
  FRN, 6.688%, 4/15/09......................................         14,690,000        7,143,013
  Reg D, FRN, 6.688%, 4/15/12...............................          1,000,000          461,250
  Series L, cvt., FRN, 6.688%, 4/15/12......................         19,475,000        8,982,844
  8.00%, 4/15/14............................................         12,356,300        6,550,758
  10.125%, 5/15/27..........................................         11,550,000        6,496,875
                                                                                    ------------
                                                                                      35,010,990
                                                                                    ------------
BULGARIA .7%
Republic of Bulgaria:
  FRN, 6.688%, 7/28/11......................................         11,940,000        5,402,850
  Reg D, FRN, 6.688%, 7/28/11...............................            995,000          450,238
                                                                                    ------------
                                                                                       5,853,088
                                                                                    ------------
CANADA 8.5%
Government of Canada:
  10.50%, 7/01/00...........................................         39,858,000CAD    27,511,741
  10.50%, 3/01/01...........................................         39,793,000CAD    28,191,553
  10.00%, 5/01/02...........................................         25,710,000CAD    18,712,094
  10.25%, 2/01/04...........................................          1,130,000CAD       873,159
NHA Manulife Pool:
  #96405089, 9.125%, 6/01/02................................            686,439CAD       455,302
  #96405378, 9.25%, 8/01/02.................................            115,362CAD        76,608
  #96405386, 9.25%, 8/01/02.................................            326,370CAD       216,892
                                                                                    ------------
                                                                                      76,037,349
                                                                                    ------------

 10

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TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
DENMARK 1.9%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................         23,811,000DKK  $  3,867,643
  8.00%, 5/15/03............................................         78,725,000DKK    13,390,997
                                                                                    ------------
                                                                                      17,258,640
                                                                                    ------------
GERMANY 9.9%
Federal Republic of Germany:
  7.75%, 2/21/00, Bundesrep.................................        117,045,000DEM    70,319,919
  8.00%, 7/22/02............................................         26,685,000DEM    17,460,630
                                                                                    ------------
                                                                                      87,780,549
                                                                                    ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.40%, 7/20/99.................          1,240,000        1,047,800
                                                                                    ------------
ITALY 7.8%
Buoni Poliennali del Tesoro:
  12.00%, 1/17/99...........................................     14,535,000,000ITL     8,512,421
  10.50%, 11/01/00..........................................     17,020,000,000ITL    11,024,402
  10.50%, 9/01/05...........................................     64,010,000,000ITL    49,677,207
                                                                                    ------------
                                                                                      69,214,030
                                                                                    ------------
MEXICO 5.5%
Nacional Financiera SNC, 10.625%, 11/22/01..................          2,500,000        2,490,815
United Mexican States:
  9.75%, 2/06/01............................................         18,120,000       16,308,000
  9.875%, 1/15/07...........................................         14,735,000       12,672,100
  11.375%, 9/15/16..........................................          8,355,000        7,122,638
  Series A, 6.25%, 12/31/19.................................         14,925,000       10,680,703
                                                                                    ------------
                                                                                      49,274,256
                                                                                    ------------
NEW ZEALAND 1.7%
Government of New Zealand, 6.50%, 2/15/00...................         31,340,000NZD    15,528,801
                                                                                    ------------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................          6,070,000        4,484,213
                                                                                    ------------
PERU .4%
Republic of Peru, FRN, 3/07/17..............................          7,530,000        3,708,525
                                                                                    ------------
SPAIN 8.3%
Government of Spain:
  12.25%, 3/25/00...........................................      4,657,890,000ESP    34,992,102
  10.10%, 2/28/01...........................................      2,500,600,000ESP    19,139,572
  10.90%, 8/30/03...........................................      2,290,680,000ESP    19,853,121
                                                                                    ------------
                                                                                      73,984,795
                                                                                    ------------

                                                                              11

PAGE
TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SWEDEN 4.0%
Kingdom of Sweden, 10.25%, 5/05/03..........................        234,800,000SEK  $ 35,881,317
                                                                                    ------------
TURKEY 2.1%
Cellco Finance NV, 144A, 15.00%, 8/01/05....................          9,375,000        7,054,688
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................          7,430,000        5,349,600
  Reg S, 10.00%, 9/19/07....................................          8,140,000        6,445,863
                                                                                    ------------
                                                                                      18,850,151
                                                                                    ------------
UNITED KINGDOM 9.5%
BP America, 10.875%, 8/01/01................................         10,000,000CAD     7,135,281
United Kingdom:
  8.00%, 12/07/00...........................................         27,645,000GBP    48,027,742
  7.00%, 11/06/01...........................................          3,010,000GBP     5,178,879
  cvt. stk., 9.50%, 4/18/05.................................         12,160,000GBP    24,733,502
                                                                                    ------------
                                                                                      85,075,404
                                                                                    ------------
UNITED STATES 20.0%
U.S. Treasury Bonds:
  6.375%, 8/15/02...........................................          1,005,000        1,053,052
  6.375%, 8/15/27...........................................         18,400,000       20,958,759
U.S. Treasury Notes:
  5.625%, 4/30/00...........................................             10,000           10,100
  6.62%, 3/31/02............................................         34,895,000       36,661,559
  6.25%, 2/15/03............................................         19,320,000       20,255,822
  7.875%, 11/15/04..........................................         36,629,000       42,157,690
  6.625%, 5/15/07...........................................         51,870,000       57,332,559
                                                                                    ------------
                                                                                     178,429,541
                                                                                    ------------
VENEZUELA 2.2%
Republic of Venezuela, 9.25%, 9/15/27.......................         36,200,000       14,570,500
Venezuela Front Load Interest Reduction Bond, A, 3/31/07....         12,428,544        5,142,310
                                                                                    ------------
                                                                                      19,712,810
                                                                                    ------------
TOTAL LONG TERM SECURITIES (COST $964,542,967)..............                         860,003,841
                                                                                    ------------


 12

PAGE
TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                   PRINCIPAL
                                                                    AMOUNT*            VALUE
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 1.6%
Den Danske Bank, 5.81%, 9/01/98, Time deposit...............    $     3,745,000     $  3,745,000
Fannie Mae, 5.53%, 3/11/99..................................          1,000,000        1,001,105
U.S. Treasury Bills, 4.90% to 4.91% with maturities to
  11/12/98..................................................          9,626,000        9,533,975
                                                                                    ------------
TOTAL SHORT TERM INVESTMENTS (COST $14,273,996).............                          14,280,080
                                                                                    ------------
TOTAL INVESTMENTS (COST $978,816,963) 98.0%.................                         874,283,921
NET EQUITY IN FORWARD CONTRACTS (.4%).......................                          (3,630,281)
OTHER ASSETS, LESS LIABILITIES 2.4%.........................                          21,131,350
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $891,784,990
                                                                                    ------------
                                                                                    ------------

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danish Krone
ESP  -- Spanish Peseta
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $978,816,963)....    $  874,283,921
 Cash.......................................................               417
 Receivables:
  Investment securities sold................................       180,436,374
  Dividends and interest....................................        26,987,269
 Unrealized gain on forward exchange contracts (Note 6).....         2,580,771
                                                                --------------
      Total assets..........................................     1,084,288,752
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       184,860,986
  To affiliates.............................................           503,434
 Distributions to shareholders..............................           634,596
 Unrealized loss on forward exchange contracts (Note 6).....         6,211,052
 Accrued liabilities........................................           293,694
                                                                --------------
      Total liabilities.....................................       192,503,762
                                                                --------------
Net assets, at value........................................    $  891,784,990
                                                                --------------
                                                                --------------
Net assets consist of:
 Net unrealized depreciation................................      (108,160,588)
 Accumulated net realized gain..............................         1,168,922
 Capital shares.............................................       998,776,656
                                                                --------------
Net assets, at value........................................    $  891,784,990
                                                                --------------
                                                                --------------
Net asset value per share ($891,784,990 / 116,332,800 shares
  outstanding)..............................................             $7.67
                                                                --------------
                                                                --------------

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 Dividends..................................................    $    151,795
 Interest...................................................      78,871,466
                                                                ------------
      Total investment income...............................                       $ 79,023,261
Expenses:
 Management fees (Note 3)...................................       5,030,901
 Administrative fees (Note 3)...............................       1,261,180
 Transfer agent fees........................................         150,000
 Custodian fees.............................................         158,674
 Reports to shareholders....................................         389,800
 Registration and filing fees...............................         103,000
 Professional fees..........................................         177,828
 Directors' fees and expenses...............................          49,000
 Other......................................................          15,139
                                                                ------------
      Total expenses........................................                          7,335,522
                                                                                   ------------
            Net investment income...........................                         71,687,739
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................       3,237,981
  Foreign currency transactions.............................       4,012,164
                                                                ------------
      Net realized gain.....................................                          7,250,145
 Net unrealized depreciation on:
  Investments...............................................     (84,170,795)
  Translation of assets and liabilities denominated in
    foreign currencies......................................      (6,740,090)
                                                                ------------
      Net unrealized depreciation...........................                        (90,910,885)
                                                                                   ------------
Net realized and unrealized loss............................                        (83,660,740)
                                                                                   ------------
Net decrease in net assets resulting from operations........                       $(11,973,001)
                                                                                   ------------
                                                                                   ------------

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                     1998                 1997
                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   71,687,739       $   71,910,332
  Net realized gain from investments and foreign currency
    transactions............................................         7,250,145           16,362,324
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................       (90,910,885)         (15,185,633)
                                                                -----------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (11,973,001)          73,087,023
 Distributions to shareholders from:
  Net investment income.....................................       (71,533,235)         (71,910,332)
  In excess of net investment income........................                --             (312,828)
 Capital share transactions (Note 2)........................       (27,464,396)          (2,714,270)
                                                                -----------------------------------
    Net decrease in net assets..............................      (110,970,632)          (1,850,407)
Net assets:
 Beginning of year..........................................     1,002,755,622        1,004,606,029
                                                                -----------------------------------
 End of year................................................    $  891,784,990       $1,002,755,622
                                                                -----------------------------------
                                                                -----------------------------------
Distributions in excess of net investment income included in net assets:
 End of year................................................    $           --       $     (312,828)
                                                                -----------------------------------
                                                                -----------------------------------

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of debt securities of U.S. and foreign issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              17

PAGE
TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock.

At August 31, 1998, there were 200,000,000 shares authorized ($0.01 par value). During the years ended August 31, 1998 and 1997, 3,759,800 and 360,800 shares were repurchased for $27,464,396 and $2,714,270, respectively.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

Legal fees of $138,684 were paid to a law firm in which a partner is an officer of the Fund.

 18

PAGE
TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $   5,205,789
Unrealized depreciation.....................................   (109,738,831)
                                                              -------------
Net unrealized depreciation.................................  $(104,533,042)
                                                              =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $703,548,546 and $692,921,753, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

                                                                              19

PAGE
TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
As of August 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                   IN         SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                            EXCHANGE FOR       DATE            GAIN/(LOSS)
--------------                                                                ----------------------------------------------
  6,677,200  Australian Dollars.......................................  U.S.  $   4,054,796      9/8/98    U.S.  $   233,365
  4,500,000  Australian Dollars.......................................            2,721,600      9/9/98              146,168
  9,939,000  Australian Dollars.......................................            6,015,580     9/10/98              327,234
 13,354,400  Australian Dollars.......................................            7,948,539     9/15/98              304,961
  6,677,200  Australian Dollars.......................................            3,967,926     9/18/98              145,984
  2,150,000  New Zealand Dollars......................................            1,103,810      9/3/98               38,198
 17,475,000  New Zealand Dollars......................................            8,772,450     9/14/98              112,337
                                                                              -------------                      -----------
                                                                        U.S.  $  34,584,701                        1,308,247
                                                                              -------------
                                                                              -------------
    Net unrealized gain on offsetting forward exchange contracts......                                             1,272,524
                                                                                                                 -----------
      Unrealized gain on forward exchange contracts...................                                             2,580,771
                                                                                                                 -----------
CONTRACTS TO BUY:
--------------
  2,339,100  Australian Dollars.......................................  U.S.  $   1,378,198     9/15/98              (39,381)
                                                                              -------------                      -----------
                                                                              -------------
CONTRACTS TO SELL:
--------------
 13,110,000  British Pounds...........................................  U.S.  $  21,192,446    11/24/98             (663,322)
  4,160,000  British Pounds...........................................            6,731,546    11/27/98             (202,590)
 50,520,000  Canadian Dollars.........................................           32,195,262     9/30/98              (96,205)
134,685,000  Deutschemarks............................................           75,580,808     9/17/98             (871,739)
230,000,000  Deutschemarks............................................          127,300,699     9/21/98           (3,288,148)
 94,665,000  Deutschemarks............................................           52,708,797     9/24/98           (1,049,667)
                                                                              -------------                      -----------
                                                                        U.S.  $ 315,709,558                       (6,171,671)
                                                                              -------------                      -----------
                                                                              -------------
      Unrealized loss on forward exchange contracts...................                                            (6,211,052)
                                                                                                                 -----------
        Net unrealized loss on forward exchange contracts.............                                     U.S.  $(3,630,281)
                                                                                                                 -----------
                                                                                                                 -----------

 20

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON GLOBAL INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Income Fund, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Income Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

                                                                              21

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect three Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Betty P. Krahmer, Charles B. Johnson and Fred R. Millsaps.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors for the term set forth below:

                                                                                 % OF                            % OF
                                                                              OUTSTANDING                     OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD         SHARES
-------------------------------------------------------------------------------------------------------------------------
Betty P. Krahmer............................................  97,045,114        81.12%         2,025,273         1.69%
Charles B. Johnson..........................................  97,195,690        81.25%         1,874,697         1.57%
Fred R. Millsaps............................................  97,054,478        81.13%         2,015,909         1.68%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending August 31, 1998:

                % OF                    % OF                      % OF
             OUTSTANDING             OUTSTANDING               OUTSTANDING
   FOR         SHARES      AGAINST     SHARES       ABSTAIN      SHARES
--------------------------------------------------------------------------
97,150,937     81.21%      563,048      0.47%      1,356,402      1.13%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM". The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              23

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amount as a capital gain dividend for the fiscal year ended August 31, 1998:

20% Rate Gain...............................................  $8,623,395
                                                              ----------
                                                              ----------

 24

PAGE
LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE
TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLGIM A98 10/98                                 [LOGO] Printed on recycled paper